UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22692

American Funds College Target Date Series

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Steven I. Koszalka

American Funds College Target Date Series

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

You’re behind them
all the way.

Special feature page 6

American Funds College Target Date Series® Annual report for the year ended October 31, 2015

American Funds College 2033 Fund,SM American Funds College 2030 Fund,® American Funds College 2027 Fund,® American Funds College 2024 Fund,® American Funds College 2021 Fund,® American Funds College 2018 Fund®: The fund will seek to achieve the following objectives to varying degrees: growth, income and preservation of capital, depending on the proximity to its target date. The target date is meant to roughly correspond to the year in which the fund beneficiary will start to withdraw funds to meet higher education expenses. The fund will increasingly emphasize income and preservation of capital by investing a greater portion of its assets in bond, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to achieve an appropriate balance of total return and stability during different time periods.

American Funds College Enrollment Fund®: The fund’s investment objective is to provide current income, consistent with preservation of capital.

American Funds, from Capital Group, is one of the nation’s largest mutual fund families. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class 529-A shares at net asset value. If a sales charge had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015 (the most recent calendar quarter-end). Also shown are the gross and net expense ratios as of the series prospectus dated January 1, 2016 (unaudited).

	Cumulative total returns	Average annual total returns	Gross	Net
Class 529-A shares	1 year	Lifetime*	expense ratio	expense ratio

Reflecting 4.25% maximum initial sales charge:
American Funds College 2033 Fund	—	–11.02%	0.88%†	0.85%†
American Funds College 2030 Fund	–7.47%	6.42	0.79	0.79
American Funds College 2027 Fund	–6.62	5.65	0.78	0.78
American Funds College 2024 Fund	–5.85	4.70	0.76	0.76
American Funds College 2021 Fund	–4.46	3.78	0.71	0.71
American Funds College 2018 Fund	–1.72	3.26	0.74	0.74

Reflecting 2.50% maximum initial sales charge:
American Funds College Enrollment Fund	–0.75	–0.13	0.78	0.78

*	Since September 14, 2012, for all funds except College 2033 Fund, which began March 27, 2015. The return for College 2033 Fund is cumulative.
†	The expense ratios for College 2033 Fund are estimated.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

The college target date funds invest in Class R-6 shares of the underlying funds. The investment adviser is currently reimbursing a portion of the other expenses for College 2033 Fund, and has in the past reimbursed certain expenses for other funds. Fund results reflect the reimbursements, without which the results would have been lower. After January 1, 2017, the adviser may modify or terminate the reimbursements. Expense ratios include the weighted average expenses of the underlying funds. Effective January 1, 2016, the investment adviser will eliminate the management fee.

The funds’ allocation strategy does not guarantee that investors’ education savings goals will be met. Investors and their advisers should periodically evaluate their investment to determine whether it continues to meet their needs. Investment allocations may not achieve fund objectives. There are expenses associated with the underlying funds in addition to fund of funds expenses. The funds’ risks are directly related to the risks of the underlying funds. Refer to the series prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the series.

Special feature
6	Despite burdensome debt among current graduates, future graduates have bright prospects.

Contents
1	Letter to investors
3	Investment strategies
4	The value of a $10,000 investment
13	Investment portfolios
20	Financial statements
51	Board of trustees and other officers

Fellow investors:

Major stock and bond markets experienced increased volatility but gradually ticked upward during the 12 months ended October 31, 2015. Six of the funds of the American Funds College Target Date Series posted gains for the period; however, none outpaced their benchmark indexes.

It’s important to remember that — while all of the funds have a conservative tilt — the nearer dated funds in particular hold assets for investors whose beneficiaries are at or approaching enrollment. These funds have met their primary objective, which is preservation of capital.

The stock market

The U.S. economy continues to recover at a modest pace. Economic data have been mixed overall, with many positive signals: There has been business expansion since the recession and the unemployment rate has fallen, yet concerns about wage growth persist and consumer confidence and investment do not match the levels of past recoveries. The U.S. Federal Reserve has reiterated that the central bank expects to proceed slowly in hiking interest rates.

The economic picture is more mixed abroad. Europe has pulled back from the brink of economic collapse; however, the region still has many problems to resolve. It has been gradually returning to a functioning economy, but trails the U.S. in its expansion. Structural adjustment has been a challenge, though Europe has been resilient confronting problems such as those presented by Greece. The European Central Bank has intervened quite significantly and is highly focused on risk management in the region.

More vulnerabilities exist in developing economies such as Brazil, Turkey and Venezuela. The biggest story has been China, which is experiencing a considerable economic slowdown as it transitions to a more open and consumer-focused economy. Concerns about China’s economy permeated global markets, but a sell-off in risky assets in August and September seems to have been absorbed.

The bond market

Bonds were volatile during the year as jolts such as the collapse in the oil price, the re-ignition of the Greek debt crisis and concerns about China’s economy all sent waves through the global bond markets. Corporate bond issuance was robust for the year as many companies took advantage of low borrowing rates.

Investors favored U.S. bonds for their relative value during the year as yields in Europe and Japan hit record lows. U.S. investment-grade (rated BBB/Baa and above) corporate bonds generated positive returns, and high-yield corporates gained ground but were volatile.

Mortgage securities have done better than many investors may have expected. Most currencies weakened substantially against the U.S. dollar, which had an adverse impact on earnings and total returns for dollar-based investors in many markets.

The big picture

The U.S. economy has room to continue growing. The Federal Reserve will have to start raising rates cautiously, and monitor the market reaction to rate moves, to avoid adverse consequences. As for Europe, as structural and institutional reforms continue, this can help decrease the chance of another recession.

Questions remain regarding the economic health of China, and how effective policy reforms can be in cushioning its economic slowdown. We continue to find potential investment opportunities in all of these markets and

American Funds College Target Date Series	1

Results at a glance
(for periods ended October 31, 2015, with all distributions reinvested for Class 529-A shares)

	Cumulative	Average annual
	total returns	total returns
	1 year	Lifetime*

American Funds College 2033 Fund	—	–1.10%
S&P Target Date To 2035 Index[1]	—	–1.01
Standard & Poor’s 500 Composite Index[2,3]	5.21%	2.25
Barclays U.S. Aggregate Index[3,4]	1.96	–0.34

American Funds College 2030 Fund	0.68	9.51
S&P Target Date To 2030 Index¹	1.35	7.09
Standard & Poor’s 500 Composite Index[2,3]	5.21	14.21
Barclays U.S. Aggregate Index[3,4]	1.96	1.90

American Funds College 2027 Fund	0.53	8.39
S&P Target Date To 2025 Index¹	1.35	6.43
Standard & Poor’s 500 Composite Index[2,3]	5.21	14.21
Barclays U.S. Aggregate Index[3,4]	1.96	1.90

American Funds College 2024 Fund	0.25	7.11
S&P Target Date To 2025 Index¹	1.35	6.43
Standard & Poor’s 500 Composite Index[2,3]	5.21	14.21
Barclays U.S. Aggregate Index[3,4]	1.96	1.90

American Funds College 2021 Fund	0.87	5.85
S&P Target Date To 2020 Index¹	1.33	5.74
Standard & Poor’s 500 Composite Index[2,3]	5.21	14.21
Barclays U.S. Aggregate Index[3,4]	1.96	1.90

American Funds College 2018 Fund	1.92	4.75
S&P Target Date To 2015 Index¹	1.31	4.99
Standard & Poor’s 500 Composite Index[2,3]	5.21	14.21
Barclays U.S. Aggregate Index[3,4]	1.96	1.90

American Funds College Enrollment Fund	1.24	0.69
Barclays U.S. Aggregate 1-5 Year Index[3,5]	1.51	1.15

*	Since September 14, 2012, for all funds except College 2033 Fund, which began March 27, 2015. Results for College 2033 Fund and its benchmark indexes are cumulative total returns.
[1]	The S&P Target Date Style Index series (“To” variant), a subset of the S&P Target Date Index series, comprises a set of multi-asset class indexes based on funds with glide paths that aim to emphasize market risk sensitivity around the target date. Each index is fully investable with varying levels of exposure to the asset classes determined during an annual survey process of target date funds’ holdings. The current universe of eligible asset classes includes U.S. Large-Cap, U.S. Mid-Cap, U.S. Small-Cap, International Equities, Emerging Markets Equities, U.S. REITs, International REITs, Core Fixed Income, Cash Equivalents, TIPS, High-Yield Corporate Bonds and Commodities. Each asset class is represented in the indexes via a different exchange traded fund.
[2]	The S&P 500 is a market capitalization-weighted index based on the results of 500 widely held common stocks.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[5]	Barclays U.S. Aggregate 1-5 Year Index represents securities in the one- to five-year maturity range of the U.S. investment-grade, fixed-rate bond market.

elsewhere, and we will continue to do our best to take advantage of them on behalf of the funds’ investors.

The glide path

We have moved into a different macroeconomic environment than the one that existed at the series’ inception. Despite this, the glide path has not changed. This is because when it was constructed, a full range of different economic and market scenarios was considered. The series was designed to be resilient and was built for uncertainty.

The glide path is thoughtful. It specifies not just the equity and bond mix, but also what kind of equities and bonds are appropriate to use at different stages. The glide path is designed to reduce investment risk as one approaches college age by owning fewer equities and more conservative equities and bonds.

A couple of events this past year reflect the age and timeframe of new college-bound beneficiaries. College 2033 Fund launched in March, and the College 2015 Fund merged into College Enrollment Fund on June 26.

Thank you for your investment in American Funds College Target Date Series and for your continued faith in our long-term investment approach.

Cordially,

Bradley J. Vogt

Vice Chairman of the Board

Walter R. Burkley
President

December 11, 2015

For current information about the series, visit americanfunds.com.

2	American Funds College Target Date Series

Investment strategies for American Funds College Target Date Series

About the series

Launched in September 2012, the American Funds College Target Date Series was designed to provide an off-the-shelf, low maintenance investment option for parents who want to use a 529 savings plan to save for college.

An investor simply needs to select the Target Date Series fund that corresponds to the projected enrollment year of the student. American Funds takes care of the asset allocation and the fund selection and adjusts these over time as the enrollment date approaches. The only thing investors should need to worry about is making contributions.

For dates far from enrollment, the respective funds-of-funds have an emphasis on long-term growth of capital. For dates close to enrollment, the funds-of-funds have an emphasis on near-term preservation of capital.

The funds in the series have a conservative tilt, with a preference toward funds holding equities that pay dividends. The automatic rebalancing is disciplined and frequent to ensure that the funds are consistent with their stated investment objective.

The fund’s portfolio managers don’t attempt to be tactical asset allocators — that is, buy or sell based on market changes. They work out the rebalancing schedule, or “glide path,” that would make sense through the cycle, and they stick to it.

The target allocations shown are as of September 15, 2015, and are subject to the Portfolio Oversight Committee’s discretion. The funds’ investment adviser anticipates that the funds will invest their assets within a range that deviates no more than 10% above or below these allocations. Underlying funds may be added or removed during the year. For quarterly updates of fund allocations, visit americanfunds.com. On September 17, 2014, the series board of trustees approved the issuance of College 2033 Fund and the merger of College 2015 Fund into College Enrollment Fund. College 2033 Fund commenced operations on March 27, 2015. The merger of College 2015 Fund into College Enrollment Fund was completed on June 26, 2015.

American Funds College Target Date Series	3

The value of a $10,000 investment

(for periods ended October 31, 2015, with all distributions reinvested)

Fund results shown are for Class 529-A shares and reflect deduction of the maximum sales charge of 4.25% (2.50% for College Enrollment Fund) on the $10,000 investment.1 Thus, the net amount invested was $9,575 ($9,750 for College Enrollment Fund). Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

College 2033 Fund

Cumulative total return6 based on a $1,000 investment

(for periods ended October 31, 2015)*

		Lifetime
	1 year	(since 3/27/15)

Class 529-A shares	—	–5.27%

*	Assumes reinvestment of all distributions and payment of the maximum 4.25% sales charge.

College 2030 Fund

Average annual total returns6 based on a $1,000 investment

(for periods ended October 31, 2015)*

	1 year	Lifetime (since 9/14/12)

Class 529-A shares	–3.57%	8.01%

*	Assumes reinvestment of all distributions and payment of the maximum 4.25% sales charge.

College 2021 Fund

Average annual total returns6 based on a $1,000 investment

(for periods ended October 31, 2015)*

	1 year	Lifetime (since 9/14/12)

Class 529-A shares	–3.45%	4.41%

*	Assumes reinvestment of all distributions and payment of the maximum 4.25% sales charge.

College 2018 Fund

Average annual total returns6 based on a $1,000 investment

(for periods ended October 31, 2015)*

	1 year	Lifetime (since 9/14/12)

Class 529-A shares	–2.38%	3.32%

*	Assumes reinvestment of all distributions and payment of the maximum 4.25% sales charge.

4	American Funds College Target Date Series

College 2027 Fund

Average annual total returns6 based on a $1,000 investment

(for periods ended October 31, 2015)*

	1 year	Lifetime (since 9/14/12)

Class 529-A shares	–3.77%	6.91%

*	Assumes reinvestment of all distributions and payment of the maximum 4.25% sales charge.

College 2024 Fund

Average annual total returns6 based on a $1,000 investment

(for periods ended October 31, 2015)*

	1 year	Lifetime (since 9/14/12)

Class 529-A shares	–4.03%	5.64%

*	Assumes reinvestment of all distributions and payment of the maximum 4.25% sales charge.

College Enrollment Fund

Average annual total returns6 based on a $1,000 investment

(for periods ended October 31, 2015)*

	1 year	Lifetime (since 9/14/12)

Class 529-A shares	–1.33%	–0.13%

*	Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

The series investment adviser has selected the S&P 500 as its primary benchmark index and the Barclays U.S. Aggregate Index as its secondary benchmark index to replace the S&P Target Date (“To” variant) as its broad based securities market indexes. The new broad indexes will provide a better range of comparison benchmarks to measure the series objective. The S&P Target Date (“To” variant), which is typically used for retirement target date funds, was determined to not be the best long-term fit in the absence of a recognized college target date index. The benchmark index for College Enrollment Fund will remain the same.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 ($500,000 for College Enrollment Fund) or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the results of 500 widely held common stocks.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[5]	The S&P Target Date Style Index series (“To” variant), a subset of the S&P Target Date Index series, comprises a set of multi-asset class indexes based on funds with glide paths that aim to emphasize market risk sensitivity around the target date. Each index is fully investable with varying levels of exposure to the asset classes determined during an annual survey process of target date funds’ holdings. The current universe of eligible asset classes includes U.S. Large-Cap, U.S. Mid-Cap, U.S. Small-Cap, International Equities, Emerging Markets Equities, U.S. REITs, International REITs, Core Fixed Income, Cash Equivalents, TIPS, High-Yield Corporate Bonds and Commodities. Each asset class is represented in the indexes via a different exchange traded fund.
[6]	Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The college target date funds invest in Class R-6 shares of the underlying funds. The series investment adviser is currently waiving its management fee of 0.10%. In addition, the investment adviser is currently reimbursing a portion of the other expenses for College 2033 Fund, and has in the past reimbursed certain expenses for other funds. Fund results reflect the waiver and reimbursements, without which the results would have been lower. After January 1, 2017, the adviser may modify or terminate the reimbursements. Effective January 1, 2016, the investment adviser will eliminate the management fee.
[7]	Barclays U.S. Aggregate 1-5 Year Index represents securities in the one- to five-year maturity range of the U.S. investment-grade fixed-rate bond market.

American Funds College Target Date Series	5

6	American Funds College Target Date Series

Despite burdensome debt among current graduates, future graduates have bright prospects.

Graduates — and those who didn’t finish — are saddled with debt

The figures are alarming. Post-college adults in the United States owe approximately $1.3 trillion in student loan debt.1 This represents 43 million borrowers with an average debt balance of $30,000 per person.2 Only 37% of borrowers are up to date on payments and actively paying their balance down.2

Monthly payment obligations erode these post-college adults’ paychecks, and according to a 2015 Gallup/Purdue University study, only half of college alumni “strongly agreed” that their college education was worth the cost. (That number plummets to 26% among graduates of private for-profit universities.)

Only after 25 years can student debt be forgiven, and even then, the amount of debt forgiven is treated as taxable income.3 Worse, some post-college debtors leave school without even earning a degree, which exacerbates their payoff situation. “It’s not just the debt; it’s having nothing to show for it,” says Wesley Phoa, portfolio manager and principal investment officer of the series.

“Student debt slows our country’s growth rate, and our economic expansion doesn’t have as much pop,” says Anne Vandenabeele, an economist at American Funds who has researched and analyzed the effect of student debt. “Young people are not putting away money for college.”

Another issue is the variety of options available to pay off debt. This keeps graduates from defaulting, but also masks the distress caused by the debt they’re incurring. These income-based repayment plans — such as Pay as You Earn — require payments that are calculated as a percentage of income, so the debt may never get paid down.

“These plans are growing more popular as people are becoming more aware they’re available,” says Vince Gonzales, a fixed-income investment analyst for American Funds. “But it’s only a cosmetic change to a flawed system.”

A college degree still has substantial, quantifiable value

While the total cost for a four-year degree at a public college is estimated to be $205,000 by the year 2030,4 the corresponding importance of a college degree in the workplace endures. According to a 2015 study by Georgetown University’s Center on Education and the Workforce, college graduates on average earn $1 million more over the course of their careers than workers with only a high school diploma.

American Funds College Target Date Series	7

“You want to borrow later, and borrow less. And having savings at the outset helps you do both.”

— Wesley Phoa

And that’s just the average. Some college graduates with degrees in majors such as engineering can earn several million dollars more. In many industries, it’s vital to have a college degree when competing in the labor market. For many professions, a college degree is essential to begin a career. Because of this, students are taking out more loans, putting them in an especially difficult position after leaving college.

Given the continuing financial importance of a college degree, this has had a big impact on life choices many post-college adults have had to make. Home ownership is down, and birth rates have declined. Student loan debt has hurt their access to credit, mortgages and car loans, and since the rate at which their debt is getting repaid is very slow, that will persist.

“The problem is in the long run – what does it mean over that college graduate’s lifetime?” asks Wesley. “And because there are millions of them across the country — what does it mean for the economy? It’s a big problem for us and for the next generations,” he adds.

Striving to save for a year or two of school

While a 529 college savings plan can’t minimize the debt of current college graduates, there is still plenty to be optimistic about. Small dollar amounts invested consistently may grow to something substantial, and investors who can’t save the full amount should know that no amount is too little to make a difference.

Accumulating a year of savings for college can be very doable. For example, if you start investing when a child turns 4 years old, by making an initial investment of $250 and saving $75 a month for 14 years, it will equal $18,773, which is projected to cover one full year of tuition, fees, room and board at a four-year in-state public college.5 If, for a 10-year-old, you can save $115 a month for 8 years, it equals $13,969, also enough for a full year of the same expenses at a four-year in-state public college.5 Something tangible and real would be obtained by these savings.

Even if the account isn’t big enough to pay for a degree, it can be a great benefit. The investment can take the pressure off long enough for the student to go to college, see what he or she likes, and allow the student to make decisions without being under financial stress.

“Even if you’re going to have to take that student loan, it’s better to do it when you know what it’s for,” says Wesley. “Some students are very deliberate, but many don’t know exactly what they’re going to do with their life at 17. And why should they?”

“Even if they need a loan to get through their junior and senior year, it’s half as big and they’re going to be paying it down quicker because the interest won’t be added to the balance,” continues Wesley.

8	American Funds College Target Date Series

American Funds College Target Date Series	9

“You want to borrow later, and borrow less. And having savings at the outset helps you do both.”

“The best part of a college education is arguably your junior and senior years, because of smaller class sizes, specialization of classes in your field of interest, and your ability to work in independent research,” says Jared Franz, an economist with American Funds. “You get more out of your education — more bang for your buck.”

Even less than a year of savings can build a psychology

Savings that equals less than a year of college education can impact your child’s life, and may be worth more than just numbers on an account statement.

A 2013 academic study reveals that even if a child has set aside college savings of less than $1, he or she is significantly more likely to enroll in college than a child with no savings.6 No doubt such small amounts of money do not make a dent in students’ actual college financing, but they may help students see themselves as someone who goes to college — also known as a “college-bound identity.”

Parents can contribute to this by creating an account for college even with the littlest amount. This may turn college into a goal rather than just a dream, and the result can mean a lifetime of greater opportunity for the child.

Another benefit is that these savings reduce the future debt that prospective students will incur, and the interest they’ll have to pay. As shown in the sidebar, a family aiming for a $25,000 tuition bill would need to save $18,240 over 10 years to meet that goal. Conversely, to borrow that $25,000, they’d end up paying back $33,360 over 10 years. This is a difference of $15,120.

The specter of having to repay loans during the years when these young adults are trying to build a career, buy a house or start a family — using hard-earned salary

(Continued on page 12)

10	American Funds College Target Date Series

Saving versus borrowing

By saving and investing to help pay for a loved one’s college education, you can reduce the burden of student-loan debt. This can also save you money in the long run. Here’s why:

The bottom line:

Borrowing to meet $25,000 in college expenses could cost $15,120 more.

*	Figures are rounded. For illustrative purposes only. Not intended to portray an actual investment.

To learn more about the potential benefits of saving for college rather than borrowing, talk to your financial advisor.

American Funds College Target Date Series	11

to dig out of debt rather than accumulate assets — can be partially avoided by building some savings.

“It also gives students the flexibility to pursue a certain area of study, like the medical field, which has tremendous costs up front, and many years of schooling,” says Vince. “A lot of students bypass the medical field because of the long education path spent incurring debt instead of earning income.”

“Having savings presents better opportunities for students such as the option to choose fields they’re interested in and pursue where their talents lie, rather than making decisions based on what they can afford,” continues Vince.

Students sometimes forgo college and enter the work force, trading long-term income for short-term paychecks. This financial burden is potentially keeping talented people from pursuing their dreams. But something can be done. Saving for college – even an amount less than the full bill – can mean putting a child on an education path to one day possibly become the next great engineer, doctor or scientist. ■

[1]	“Consumer Credit – G.19.” Board of Governors of the Federal Reserve System, U.S. Federal Reserve Bank, August 2015, Release Date: October 7, 2015, http://www.federalreserve.gov/releases/g19/current.
[2]	Andrew Haughwout, Donghoon Lee, Joelle Scally and Wilbert van der Klaauw, “Student Loan Borrowing and Repayment Trends, 2015,” Federal Reserve Bank of New York, April 16, 2015.
[3]	The SmartStudent Guide to Financial Aid, © 2015, FinAid Page, LLC, accessed November 6, 2015, www.finaid.org/loans/ibr.phtml.
[4]	“How Much Will You Need to Send Your Child to College in 2030?,” © 2015, JP Blog, U.S. News & World Report LP, July 25, 2012, http://money.usnews.com/ money/blogs/my-money/2012/07/25/how-much-will-you-need-to-send-your-child-to-college-in-2030.
[5]	Hypothetical investments assume an initial minimum investment of $250 and a 5% annual growth rate. The in-state public tuition and fees ($9,139 in 2014–15; source: “Trends in College Pricing,” The College Board, © 2014) assumes a 5% annual tuition rate increase.
[6]	William Elliott, “Small-Dollar Children’s Savings Accounts and College Outcomes,” Washington University, Center for Social Development (2013).

12	American Funds College Target Date Series

American Funds College 2033 Fund

Investment portfolio, October 31, 2015

Fund investments	Shares	Value (000)
Growth funds 19%
EuroPacific Growth Fund, Class R-6	101,282	$4,876
The Growth Fund of America, Class R-6	119,591	5,417
		10,293

Growth-and-income funds 67%
Capital World Growth and Income Fund, Class R-6	225,185	10,293
Fundamental Investors, Class R-6	193,010	10,293
International Growth and Income Fund, Class R-6	255,973	7,585
The Investment Company of America, Class R-6	220,761	8,126
		36,297

Equity-income and Balanced funds 2%
American Funds Global Balanced Fund, Class R-6	36,506	1,084

Fixed income funds 12%
Capital World Bond Fund, Class R-6	140,349	2,709
U.S. Government Securities Fund, Class R-6	267,625	3,792
		6,501

Total investment securities 100% (cost: $54,492,000)		54,175
Other assets less liabilities 0%		(24)

Net assets 100%		$54,151

See Notes to Financial Statements

American Funds College Target Date Series	13

American Funds College 2030 Fund

Investment portfolio, October 31, 2015

Fund investments	Shares	Value (000)
Growth funds 13%
EuroPacific Growth Fund, Class R-6	437,179	$21,046
The Growth Fund of America, Class R-6	1,279,359	57,955
		79,001

Growth-and-income funds 52%
Capital World Growth and Income Fund, Class R-6	1,750,112	79,998
Fundamental Investors, Class R-6	1,259,586	67,174
International Growth and Income Fund, Class R-6	1,913,363	56,693
The Investment Company of America, Class R-6	2,417,212	88,977
Washington Mutual Investors Fund, Class R-6	369,301	15,060
		307,902

Equity-income and Balanced funds 10%
American Funds Global Balanced Fund, Class R-6	1,964,759	58,314

Fixed income funds 25%
Capital World Bond Fund, Class R-6	1,520,072	29,337
The Bond Fund of America, Class R-6	2,419,367	30,823
U.S. Government Securities Fund, Class R-6	6,263,755	88,757
		148,917

Total investment securities 100% (cost: $587,040,000)		594,134
Other assets less liabilities 0%		(223)

Net assets 100%		$593,911

See Notes to Financial Statements

14	American Funds College Target Date Series

American Funds College 2027 Fund

Investment portfolio, October 31, 2015

Fund investments	Shares	Value (000)
Growth funds 8%
The Growth Fund of America, Class R-6	876,913	$39,724

Growth-and-income funds 43%
American Mutual Fund, Class R-6	549,763	19,896
Capital World Growth and Income Fund, Class R-6	826,816	37,794
International Growth and Income Fund, Class R-6	1,679,837	49,774
The Investment Company of America, Class R-6	1,565,062	57,610
Washington Mutual Investors Fund, Class R-6	1,439,563	58,705
		223,779

Equity-income and Balanced funds 11%
American Funds Global Balanced Fund, Class R-6	1,951,449	57,919

Fixed income funds 38%
American Funds Mortgage Fund, Class R-6	1,589,098	16,352
Capital World Bond Fund, Class R-6	987,215	19,053
The Bond Fund of America, Class R-6	7,381,176	94,036
U.S. Government Securities Fund, Class R-6	4,726,739	66,978
		196,419

Total investment securities 100% (cost: $510,955,000)		517,841
Other assets less liabilities 0%		(247)

Net assets 100%		$517,594

See Notes to Financial Statements

American Funds College Target Date Series	15

American Funds College 2024 Fund

Investment portfolio, October 31, 2015

Fund investments	Shares	Value (000)
Growth-and-income funds 35%
American Mutual Fund, Class R-6	3,056,601	$110,618
International Growth and Income Fund, Class R-6	1,626,549	48,195
Washington Mutual Investors Fund, Class R-6	1,844,257	75,209
		234,022

Equity-income and Balanced funds 16%
American Funds Global Balanced Fund, Class R-6	2,505,470	74,362
The Income Fund of America, Class R-6	1,536,961	32,353
		106,715

Fixed income funds 49%
American Funds Mortgage Fund, Class R-6	8,338,313	85,801
Intermediate Bond Fund of America, Class R-6	2,243,315	30,420
The Bond Fund of America, Class R-6	12,793,423	162,988
U.S. Government Securities Fund, Class R-6	3,616,449	51,245
		330,454

Total investment securities 100% (cost: $671,366,000)		671,191
Other assets less liabilities 0%		(298)

Net assets 100%		$670,893

See Notes to Financial Statements

16	American Funds College Target Date Series

American Funds College 2021 Fund

Investment portfolio, October 31, 2015

Fund investments	Shares	Value (000)
Growth-and-income funds 15%
American Mutual Fund, Class R-6	3,250,121	$117,622

Equity-income and Balanced funds 18%
The Income Fund of America, Class R-6	6,494,805	136,716

Fixed income funds 67%
American Funds Mortgage Fund, Class R-6	16,791,055	172,780
Intermediate Bond Fund of America, Class R-6	12,883,836	174,705
The Bond Fund of America, Class R-6	13,788,715	175,668
		523,153

Total investment securities 100% (cost: $771,725,000)		777,491
Other assets less liabilities 0%		(382)

Net assets 100%		$777,109

Investments in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since the fund holds 5% or more of its outstanding voting shares. Further details on this holding and related transactions during the year ended October 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 10/31/2015 (000)
American Funds Mortgage Fund, Class R-6	8,475,513	8,315,542	—	16,791,055	$3,098	$172,780

See Notes to Financial Statements

American Funds College Target Date Series	17

American Funds College 2018 Fund

Investment portfolio, October 31, 2015

Fund investments	Shares	Value (000)
Equity-income and Balanced funds 8%
The Income Fund of America, Class R-6	2,829,282	$59,556

Fixed income funds 92%
American Funds Mortgage Fund, Class R-6	21,428,459	220,499
Intermediate Bond Fund of America, Class R-6	20,982,800	284,527
Short-Term Bond Fund of America, Class R-6	8,068,268	80,602
The Bond Fund of America, Class R-6	9,325,851	118,811
		704,439

Total investment securities 100% (cost: $756,793,000)		763,995
Other assets less liabilities 0%		(432)

Net assets 100%		$763,563

Investments in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since the fund holds 5% or more of its outstanding voting shares. Further details on this holding and related transactions during the year ended October 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 10/31/2015 (000)
American Funds Mortgage Fund, Class R-6	12,171,173	9,257,286	—	21,428,459	$4,668	$220,499

See Notes to Financial Statements

18	American Funds College Target Date Series

American Funds College Enrollment Fund

Investment portfolio, October 31, 2015

Fund investments	Shares	Value (000)
Fixed income funds 100%
American Funds Mortgage Fund, Class R-6	12,287,755	$126,441
Intermediate Bond Fund of America, Class R-6	10,878,651	147,514
Short-Term Bond Fund of America, Class R-6	14,766,217	147,515
		421,470

Total investment securities 100% (cost: $421,660,000)		421,470
Other assets less liabilities 0%		(271)

Net assets 100%		$421,199

Investments in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since the fund holds 5% or more of its outstanding voting shares. Further details on this holding and related transactions during the year ended October 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 10/31/2015 (000)
American Funds Mortgage Fund, Class R-6	2,408,503	10,985,021	1,105,769	12,287,755	$1,375	$126,441

See Notes to Financial Statements

American Funds College Target Date Series	19

Financial statements

Statements of assets and liabilities
at October 31, 2015

		College 2033 Fund		College 2030 Fund
	Assets:
	Investment securities, at value:
	Unaffiliated issuers	$54,175		$594,134
	Affiliated issuers	—		—
	Receivables for:
	Sales of fund’s shares	624		734
	Dividends	5		191
	Total assets	54,804		595,059

	Liabilities:
	Payables for:
	Purchases of investments	631		870
	Repurchases of fund’s shares	3		54
	Services provided by related parties	15		179
	Trustees’ deferred compensation	—	*	1
	Other	4		44
	Total liabilities	653		1,148
	Net assets at October 31, 2015	$54,151		$593,911

	Net assets consist of:
	Capital paid in on shares of beneficial interest	$54,301		$567,516
	Undistributed net investment income	167		4,571
	Undistributed net realized gain	—	*	14,730
	Net unrealized (depreciation) appreciation	(317)		7,094
	Net assets at October 31, 2015	$54,151		$593,911

	Investment securities, at cost:
	Unaffiliated issuers	$54,492		$587,040
	Affiliated issuers	—		—

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 529-A:	Net assets	$40,360		$453,899
	Shares outstanding	4,080		35,727
	Net asset value per share	$9.89		$12.70
Class 529-B:	Net assets	$15		$153
	Shares outstanding	2		12
	Net asset value per share	$9.90		$12.62
Class 529-C:	Net assets	$8,443		$96,595
	Shares outstanding	857		7,712
	Net asset value per share	$9.85		$12.53
Class 529-E:	Net assets	$1,426		$15,441
	Shares outstanding	144		1,221
	Net asset value per share	$9.88		$12.64
Class 529-F-1:	Net assets	$3,907		$27,823
	Shares outstanding	394		2,183
	Net asset value per share	$9.91		$12.75

*	Amount less than one thousand.

See Notes to Financial Statements

20	American Funds College Target Date Series

(dollars and shares in thousands, except per-share amounts)

College 2027 Fund	College 2024 Fund	College 2021 Fund	College 2018 Fund	College Enrollment Fund

$517,841	$671,191	$604,711	$543,496	$295,029
—	—	172,780	220,499	126,441

702	2,434	1,699	1,532	588
303	564	838	1,006	480
518,846	674,189	780,028	766,533	422,538

1,025	2,591	2,179	2,277	911
15	401	360	261	157
173	253	321	374	230
1	1	1	1	1
38	50	58	57	40
1,252	3,296	2,919	2,970	1,339
$517,594	$670,893	$777,109	$763,563	$421,199

$491,249	$641,432	$745,512	$731,514	$419,364
4,620	7,169	8,522	6,652	1,614
14,839	22,467	17,309	18,195	411
6,886	(175)	5,766	7,202	(190)
$517,594	$670,893	$777,109	$763,563	$421,199

$510,955	$671,366	$601,046	$539,102	$296,513
—	—	170,679	217,691	125,147

$378,899	$483,535	$530,706	$477,715	$245,882
30,905	40,955	46,400	42,905	24,535
$12.26	$11.81	$11.44	$11.13	$10.02
$1,112	$2,971	$2,889	$2,762	$1,712
92	254	254	250	172
$12.14	$11.69	$11.35	$11.04	$9.95
$95,579	$126,136	$167,472	$204,603	$117,480
7,897	10,821	14,824	18,604	11,821
$12.10	$11.66	$11.30	$11.00	$9.94
$14,045	$22,050	$26,278	$29,990	$17,082
1,152	1,875	2,306	2,703	1,710
$12.19	$11.76	$11.39	$11.09	$9.99
$27,959	$36,201	$49,764	$48,493	$39,043
2,272	3,056	4,337	4,341	3,885
$12.31	$11.85	$11.47	$11.17	$10.05

American Funds College Target Date Series	21

Statements of operations
for the year ended October 31, 2015

	College 2033 Fund[1]		College 2030 Fund
Investment income:
Income:
Dividends:
Unaffiliated issuers	$250		$9,486
Affiliated issuers	—		—
	250		9,486

Fees and expenses[2]:
Investment advisory services	14		488
Distribution services	51		1,469
Transfer agent services	12		566
529 plan services	12		432
Reports to shareholders	1		30
Registration statement and prospectus	10		66
Trustees’ compensation	—	[3]	3
Auditing and legal	—	[3]	15
Custodian	3		6
Other	—	[3]	3
Total fees and expenses before reimbursements/waivers	103		3,078
Less reimbursements/waivers of fees and expenses:
Investment advisory services	14		488
Other	7		—
Total fees and expenses after reimbursements/waivers	82		2,590
Net investment income	168		6,896

Net realized gain and unrealized (depreciation) appreciation on investments:
Net realized gain on sale of investments:
Unaffiliated issuers	—	[3]	146
Affiliated issuers	—		—
Capital gain distributions received	—		14,679
Net realized gain on investments	—	[3]	14,825
Net unrealized (depreciation) appreciation	(317)		(19,781)
Net realized gain and unrealized (depreciation) appreciation on investments	(317)		(4,956)

Net (decrease) increase in net assets resulting from operations	$(149)		$1,940

[1]	For the period March 27, 2015, commencement of operations, through October 31, 2015.
[2]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[3]	Amount less than one thousand.

See Notes to Financial Statements

22	American Funds College Target Date Series

(dollars in thousands)

College 2027 Fund	College 2024 Fund	College 2021 Fund	College 2018 Fund	College Enrollment Fund

$8,896	$12,387	$11,561	$8,289	$1,653
—	—	3,098	4,668	1,375
8,896	12,387	14,659	12,957	3,028

429	566	655	661	204
1,459	1,970	2,440	2,798	887
497	654	756	759	222
380	501	580	585	180
26	34	39	40	13
53	57	60	58	28
3	4	4	4	2
13	17	19	19	12
5	5	5	6	7
4	5	5	6	2
2,869	3,813	4,563	4,936	1,557

429	566	655	661	204
—	—	—	—	—
2,440	3,247	3,908	4,275	1,353
6,456	9,140	10,751	8,682	1,675

3,828	10,500	10,770	15,555	74
—	—	—	—	314
11,093	12,358	7,370	4,105	256
14,921	22,858	18,140	19,660	644
(20,312)	(32,373)	(24,617)	(17,536)	88
(5,391)	(9,515)	(6,477)	2,124	732
$1,065	$(375)	$4,274	$10,806	$2,407

American Funds College Target Date Series	23

Statements of changes in net assets

	College 2033 Fund	College 2030 Fund
	Period ended October 31	Year ended October 31
	2015*	2015	2014
Operations:
Net investment income	$168	$6,896	$3,503
Net realized gain on investments	— †	14,825	4,742
Net unrealized (depreciation) appreciation on investments	(317)	(19,781)	12,222
Net (decrease) increase in net assets resulting from operations	(149)	1,940	20,467

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 529-A	—	(4,079)	(1,531)
Class 529-B	—	—	(1)
Class 529-C	—	(475)	(186)
Class 529-E	—	(105)	(45)
Class 529-F-1	—	(264)	(99)
Total dividends from net investment income	—	(4,923)	(1,862)
Distributions from net realized gain:
Short-term net realized gains:
Class 529-A	—	—	—
Class 529-B	—	—	—
Class 529-C	—	—	—
Class 529-E	—	—	—
Class 529-F-1	—	—	—
Long-term net realized gains:
Class 529-A	—	(3,650)	(55)
Class 529-B	—	(2)	—
Class 529-C	—	(764)	(12)
Class 529-E	—	(114)	(2)
Class 529-F-1	—	(219)	(3)
Total distributions from net realized gain	—	(4,749)	(72)
Total dividends and distributions paid to shareholders	—	(9,672)	(1,934)

Net capital share transactions	54,300	245,649	193,623

Total increase in net assets	54,151	237,917	212,156

Net assets:
Beginning of period	—	355,994	143,838
End of period	$54,151	$593,911	$355,994

Undistributed net investment income	$167	$4,571	$2,514

*	For the period March 27, 2015, commencement of operations, through October 31, 2015.
†	Amount less than one thousand.

See Notes to Financial Statements

24	American Funds College Target Date Series

(dollars in thousands)

College 2027 Fund		College 2024 Fund		College 2021 Fund		College 2018 Fund		College Enrollment Fund
Year ended October 31		Year ended October 31		Year ended October 31		Year ended October 31		Year ended October 31
2015	2014	2015	2014	2015	2014	2015	2014	2015	2014

$6,456	$3,551	$9,140	$5,251	$10,751	$6,577	$8,682	$6,108	$1,675	$351
14,921	5,059	22,858	6,327	18,140	4,064	19,660	1,285	644	34
(20,312)	11,648	(32,373)	15,320	(24,617)	15,418	(17,536)	15,382	88	492
1,065	20,258	(375)	26,898	4,274	26,059	10,806	22,775	2,407	877

(3,662)	(1,561)	(5,033)	(2,348)	(6,320)	(2,892)	(5,834)	(2,938)	(422)	(230)
(7)	(4)	(24)	(20)	(23)	(20)	(27)	(26)	— †	—
(502)	(207)	(744)	(323)	(1,168)	(479)	(1,514)	(701)	(27)	—
(112)	(52)	(198)	(98)	(253)	(123)	(299)	(133)	(25)	(14)
(269)	(110)	(417)	(172)	(583)	(228)	(635)	(270)	(95)	(49)
(4,552)	(1,934)	(6,416)	(2,961)	(8,347)	(3,742)	(8,309)	(4,068)	(569)	(293)

—	—	—	—	—	—	—	—	(19)	(4)
—	—	—	—	—	—	—	—	— †	—
—	—	—	—	—	—	—	—	(9)	(2)
—	—	—	—	—	—	—	—	(2)	—
—	—	—	—	—	—	—	—	(3)	(1)

(3,719)	(108)	(4,567)	(150)	(2,852)	(79)	(828)	(39)	(5)	(22)
(18)	(1)	(51)	(3)	(24)	(1)	(8)	(1)	— †	—
(928)	(27)	(1,157)	(36)	(839)	(22)	(338)	(15)	(2)	(12)
(135)	(4)	(215)	(7)	(133)	(4)	(48)	(2)	— †	(2)
(247)	(7)	(340)	(10)	(237)	(6)	(80)	(3)	(1)	(4)
(5,047)	(147)	(6,330)	(206)	(4,085)	(112)	(1,302)	(60)	(41)	(47)
(9,599)	(2,081)	(12,746)	(3,167)	(12,432)	(3,854)	(9,611)	(4,128)	(610)	(340)
190,375	149,844	233,409	196,851	257,984	227,532	223,707	228,474	337,080	14,832

181,841	168,021	220,288	220,582	249,826	249,737	224,902	247,121	338,877	15,369

335,753	167,732	450,605	230,023	527,283	277,546	538,661	291,540	82,322	66,953
$517,594	$335,753	$670,893	$450,605	$777,109	$527,283	$763,563	$538,661	$421,199	$82,322
$4,620	$2,629	$7,169	$4,062	$8,522	$5,316	$6,652	$4,832	$1,614	$284

American Funds College Target Date Series	25

Notes to financial statements

1. Organization

American Funds College Target Date Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The series consists of seven funds (the “funds”) — American Funds College 2033 Fund (“College 2033 Fund”), American Funds College 2030 Fund (“College 2030 Fund”), American Funds College 2027 Fund (“College 2027 Fund”), American Funds College 2024 Fund (“College 2024 Fund”), American Funds College 2021 Fund (“College 2021 Fund”), American Funds College 2018 Fund (“College 2018 Fund”) and American Funds College Enrollment Fund (“College Enrollment Fund”). The assets of each fund are segregated, with each fund accounted for separately.

On September 17, 2014, the series’ board of trustees approved the issuance of College 2033 Fund and the merger of College 2015 Fund into College Enrollment Fund. College 2033 Fund commenced operations on March 27, 2015. The merger of College 2015 Fund into College Enrollment Fund was completed on June 26, 2015.

Each fund in the series is designed for investors who plan to attend college in, or close to, the year designated in the fund’s name. Depending on its proximity to its target date, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. As each fund approaches its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in equity-income, balanced and fixed income funds. When each fund reaches its target date, it will primarily invest in fixed income funds and may merge into the Enrollment Fund, which will principally invest in fixed income funds. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds (the “underlying funds”) in different combinations and weightings. Capital Research and Management Company (“CRMC”), the series’ investment adviser, is also the investment adviser of the underlying funds.

Each fund in the series has five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1). The funds’ share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class 529-A	Up to 2.50% for College Enrollment Fund; up to 4.25% for all other funds	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Class 529-B converts to Class 529-A after eight years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class 529-F-1	None	None	None

*Class 529-B shares of the funds are not available for purchase.

Holders of all share classes of each fund have equal pro rata rights to the assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution and transfer agent services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class of each fund.

2. Significant accounting policies

Each fund in the series is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment advisor to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

26	American Funds College Target Date Series

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights tables on pages 38 to 45.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class of each fund.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At October 31, 2015, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described on the following page.

American Funds College Target Date Series	27

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks will be more significant for the fund in the years preceding its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in stocks.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks. These risks will be more significant as the fund approaches its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

28	American Funds College Target Date Series

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the fund may invest and the various risks associated with those derivatives is included in the fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

Management — The investment adviser to the series and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

American Funds College Target Date Series	29

As of and during the period ended October 31, 2015, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund in the series, except for College 2033 Fund, is not subject to examination by U.S. federal and state tax authorities for tax years before 2012, the year the funds commenced operations. College 2033 Fund commenced operations on March 27, 2015; therefore, the fund’s only tax year, 2015, remains open for U.S. federal and state tax authorities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses, capital losses related to sales of certain securities within 30 days of purchase, and deferred expenses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and distributions from short-term net realized gains shown in the funds’ statements of changes in net assets are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains in the funds’ statements of changes in net assets are considered long-term capital gain distributions for tax purposes.

As of October 31, 2015, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each fund were as follows (dollars in thousands):

	College	College	College	College	College	College	College
	2033 Fund	2030 Fund	2027 Fund	2024 Fund	2021 Fund	2018 Fund	Enrollment Fund
Undistributed ordinary income	$167	$4,584	$4,620	$7,170	$8,523	$6,721	$1,640
Undistributed long-term capital gain	—	14,716	14,840	22,467	17,309	18,127	389
Gross unrealized appreciation on investment securities	399	17,284	12,684	5,669	8,124	7,529	1,294
Gross unrealized depreciation on investment securities	(716)	(10,190)	(5,797)	(5,844)	(2,358)	(327)	(1,487)
Net unrealized (depreciation) appreciation on investment securities	(317)	7,094	6,887	(175)	5,766	7,202	(193)
Cost of investment securities	54,492	587,040	510,954	671,366	771,725	756,793	421,663
Reclassification to undistributed net investment income from undistributed net realized gain	—	88	94	388	810	1,448	225
Reclassification to capital paid in on shares of beneficial interest from undistributed net investment income	1	4	7	5	8	1	1

6. Fees and transactions with related parties

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of 0.10% of daily net assets. CRMC is currently waiving these fees. Effective January 1, 2016, the investment adviser will eliminate the management fee. Investment advisory services fees are presented in the statements of operations gross of the waiver from CRMC. CRMC receives fees from the underlying funds for investment advisory services. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights table on pages 38 to 45.

Other reimbursements — CRMC has agreed to reimburse a portion of the fees and expenses of College 2033 Fund during its startup period. At its discretion the adviser may elect to extend, modify or terminate the reimbursements. Fees and expenses in the statements of operations are presented gross of any reimbursement from CRMC. The amounts reimbursed by CRMC are reflected as other reimbursements.

30	American Funds College Target Date Series

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.50% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. Each share class may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class 529-A	0.30%	0.50%
Class 529-B	1.00	1.00
Class 529-C	1.00	1.00
Class 529-E	0.50	0.75
Class 529-F-1	0.25	0.50

For Class 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2015, there were no unreim-bursed expenses subject to reimbursement for the funds’ 529-A shares.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC for providing administrative services to all of the funds’ share classes. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. CRMC receives administrative services fees of 0.05% of average daily net assets from the Class R-6 shares of the underlying funds for administrative services provided to the series.

529 plan services — For funds with 529 share classes, each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. Virginia529 is not considered a related party to the series.

American Funds College Target Date Series	31

Class-specific expenses under the agreements described in this section for the year ended October 31, 2015, were as follows (dollars in thousands):

College 2033 Fund*

	Distribution		Transfer agent		529 plan
Share class	services		services		services
Class 529-A	$26		$10		$9
Class 529-B	—	†	—	†	—	†
Class 529-C	23		2		2
Class 529-E	2		—†		—	†
Class 529-F-1	—		—†		1
Total class-specific expenses	$51		$12		$12

College 2030 Fund

	Distribution	Transfer agent		529 plan
Share class	services	services		services
Class 529-A	$616	$446		$331
Class 529-B	2	—	†	—	†
Class 529-C	790	86		70
Class 529-E	61	10		11
Class 529-F-1	—	24		20
Total class-specific expenses	$1,469	$566		$432

College 2027 Fund

	Distribution	Transfer agent	529 plan
Share class	services	services	services
Class 529-A	$601	$378	$280
Class 529-B	12	1	1
Class 529-C	789	86	70
Class 529-E	57	9	10
Class 529-F-1	—	23	19
Total class-specific expenses	$1,459	$497	$380

College 2024 Fund

	Distribution	Transfer agent	529 plan
Share class	services	services	services
Class 529-A	$800	$488	$362
Class 529-B	35	4	3
Class 529-C	1,039	113	92
Class 529-E	96	16	17
Class 529-F-1	—	33	27
Total class-specific expenses	$1,970	$654	$501

College 2021 Fund

	Distribution	Transfer agent	529 plan
Share class	services	services	services
Class 529-A	$928	$542	$401
Class 529-B	31	3	3
Class 529-C	1,371	150	121
Class 529-E	110	18	20
Class 529-F-1	—	43	35
Total class-specific expenses	$2,440	$756	$580

College 2018 Fund

	Distribution	Transfer agent	529 plan
Share class	services	services	services
Class 529-A	$910	$501	$370
Class 529-B	33	3	3
Class 529-C	1,729	189	153
Class 529-E	126	21	23
Class 529-F-1	—	45	36
Total class-specific expenses	$2,798	$759	$585

College Enrollment Fund

	Distribution	Transfer agent	529 plan
Share class	services	services	services
Class 529-A	$277	$137	$105
Class 529-B	9	1	1
Class 529-C	560	58	50
Class 529-E	41	6	7
Class 529-F-1	—	20	17
Total class-specific expenses	$887	$222	$180

*	For the period March 27, 2015, commencement of operations, through October 31, 2015.
†	Amount less than one thousand.

32	American Funds College Target Date Series

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in shares of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected American Funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows:

		Decrease in value of	Total trustees’
	Current fees	deferred amounts	compensation
College 2033 Fund	$ 85	$ (3)	$ 82
College 2030 Fund	3,166	(22)	3,144
College 2027 Fund	2,786	(19)	2,767
College 2024 Fund	3,668	(24)	3,644
College 2021 Fund	4,246	(28)	4,218
College 2018 Fund	4,279	(27)	4,252
College Enrollment Fund	1,722	(29)	1,693

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any of the funds in the series.

7. Fund merger

On June 26, 2015, College Enrollment Fund (the “acquiring fund”) acquired the net assets of College 2015 Fund (the “acquired fund”) pursuant to an Agreement and Plan of Reorganization and Liquidation approved by the Board of Trustees on September 17, 2014. The acquisition was accomplished by a tax-free exchange of shares of each class of the acquiring fund for the corresponding class of the acquired fund at the close of business on June 26, 2015. All share classes were exchanged at a ratio of 1.01 to 1. Shares issued by College Enrollment Fund are disclosed in the capital share transactions table on page 37. Further information about the merger of the funds is as follows (dollars and shares in thousands):

		Shares		Net asset value
	Status	outstanding	Net assets	per share
College 2015 Fund	Acquired fund
Class 529-A		19,489	$195,136	$10.01
Class 529-B		171	1,709	10.01
Class 529-C		9,632	96,055	9.97
Class 529-E		1,408	14,070	9.99
Class 529-F-1		3,028	30,332	10.02

College Enrollment Fund	Acquiring fund
Class 529-A		5,950	59,024	9.92
Class 529-B		44	436	9.87
Class 529-C		2,731	26,932	9.86
Class 529-E		382	3,783	9.90
Class 529-F-1		967	9,608	9.94

College Enrollment Fund	Post merger
Class 529-A		25,611	254,109	9.92
Class 529-B		217	2,145	9.87
Class 529-C		12,452	122,937	9.86
Class 529-E		1,804	17,857	9.90
Class 529-F-1		4,018	39,944	9.94

Components of net assets acquired on June 26, 2015
Capital paid in on shares of beneficial interest	$338,954
Distributions in excess of net investment income	(648)
Undistributed net realized gain	672
Net unrealized depreciation	(1,676)
Total net assets	$337,302

American Funds College Target Date Series	33

Had the acquisition been completed on November 1, 2014, the beginning of the annual reporting period for both the acquired and acquiring funds, the pro forma results of operations for the year ended October 31, 2015, would have been as follows (dollars in thousands):

Pro forma components of net assets resulting from operations for the year ended October 31, 2015
Net investment income	3,515
Net gain on investments	3,655
Net unrealized depreciation on investments	(1,588)
Net increase in net assets resulting from operations	$5,582

Since the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the income, expenses and changes in net assets of the acquired fund that have been included in the acquiring fund’s statement of operations since June 26, 2015.

8. Investment transactions

The funds made purchases and sales of investment securities during the year ended October 31, 2015, as follows (dollars in thousands):

	Purchases	Sales
College 2033 Fund	$54,500	$9
College 2030 Fund	259,292	1,675
College 2027 Fund	241,353	42,928
College 2024 Fund	357,829	115,600
College 2021 Fund	424,953	165,106
College 2018 Fund	310,911	88,196
College Enrollment Fund	33,332	33,530

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

College 2033 Fund

			Reinvestments of
	Sales[1]		dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Period ended October 31, 2015[2]

Class 529-A	$41,231	4,161	$—	—	$(788)	(81)	$40,443	4,080
Class 529-B	15	2	—	—	—	—	15	2
Class 529-C	8,740	879	—	—	(225)	(22)	8,515	857
Class 529-E	1,416	145	—	—	(6)	(1)	1,410	144
Class 529-F-1	3,930	395	—	—	(13)	(1)	3,917	394
Total net increase (decrease)	$55,332	5,582	$—	—	$(1,032)	(105)	$54,300	5,477

34	American Funds College Target Date Series

College 2030 Fund

			Reinvestments of					Net increase
	Sales[1]		dividends and distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class 529-A	$194,331	15,230	$7,729	613		$(16,537)	(1,294)	$185,523	14,549
Class 529-B	88	7	2	—	[3]	(61)	(5)	29	2
Class 529-C	45,649	3,616	1,238	99		(5,128)	(407)	41,759	3,308
Class 529-E	7,986	629	219	17		(1,098)	(88)	7,107	558
Class 529-F-1	12,277	965	483	38		(1,529)	(119)	11,231	884
Total net increase (decrease)	$260,331	20,447	$9,671	767		$(24,353)	(1,913)	$245,649	19,301

Year ended October 31, 2014

Class 529-A	$154,620	12,364	$1,587	130		$(6,210)	(494)	$149,997	12,000
Class 529-B	40	3	1	—	[3]	(48)	(4)	(7)	(1)
Class 529-C	32,734	2,641	197	16		(2,050)	(166)	30,881	2,491
Class 529-E	4,546	366	48	4		(194)	(16)	4,400	354
Class 529-F-1	8,568	687	103	8		(319)	(25)	8,352	670
Total net increase (decrease)	$200,508	16,061	$1,936	158		$(8,821)	(705)	$193,623	15,514

College 2027 Fund

			Reinvestments of					Net increase
	Sales[1]		dividends and distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class 529-A	$142,992	11,604	$7,380	604		$(14,322)	(1,163)	$136,050	11,045
Class 529-B	176	15	25	2		(313)	(26)	(112)	(9)
Class 529-C	40,844	3,346	1,431	118		(5,446)	(448)	36,829	3,016
Class 529-E	6,037	496	247	20		(965)	(79)	5,319	437
Class 529-F-1	12,611	1,022	515	42		(837)	(68)	12,289	996
Total net increase (decrease)	$202,660	16,483	$9,598	786		$(21,883)	(1,784)	$190,375	15,485

Year ended October 31, 2014

Class 529-A	$116,068	9,583	$1,668	141		$(6,590)	(540)	$111,146	9,184
Class 529-B	459	39	5	—	[3]	(110)	(9)	354	30
Class 529-C	29,600	2,465	234	20		(1,907)	(159)	27,927	2,326
Class 529-E	4,361	362	56	5		(287)	(23)	4,130	344
Class 529-F-1	7,202	591	117	10		(1,032)	(84)	6,287	517
Total net increase (decrease)	$157,690	13,040	$2,080	176		$(9,926)	(815)	$149,844	12,401

American Funds College Target Date Series	35

College 2024 Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class 529-A	$179,666	15,130	$9,600	812	$(21,830)	(1,844)	$167,436	14,098
Class 529-B	927	79	75	6	(1,893)	(161)	(891)	(76)
Class 529-C	53,911	4,584	1,901	161	(8,000)	(683)	47,812	4,062
Class 529-E	8,152	689	411	35	(1,711)	(146)	6,852	578
Class 529-F-1	13,979	1,177	757	64	(2,536)	(214)	12,200	1,027
Total net increase (decrease)	$256,635	21,659	$12,744	1,078	$(35,970)	(3,048)	$233,409	19,689

Year ended October 31, 2014

Class 529-A	$146,712	12,546	$2,498	219	$(9,245)	(789)	$139,965	11,976
Class 529-B	1,760	152	22	2	(894)	(77)	888	77
Class 529-C	40,027	3,451	358	32	(2,377)	(205)	38,008	3,278
Class 529-E	7,157	615	106	9	(693)	(59)	6,570	565
Class 529-F-1	12,486	1,063	182	16	(1,248)	(106)	11,420	973
Total net increase (decrease)	$208,142	17,827	$3,166	278	$(14,457)	(1,236)	$196,851	16,869

College 2021 Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class 529-A	$185,926	16,251	$9,172	805	$(28,511)	(2,496)	$166,587	14,560
Class 529-B	1,155	101	47	4	(1,661)	(146)	(459)	(41)
Class 529-C	72,997	6,445	2,007	177	(11,169)	(988)	63,835	5,634
Class 529-E	10,192	894	386	34	(1,553)	(136)	9,025	792
Class 529-F-1	19,960	1,741	820	72	(1,784)	(157)	18,996	1,656
Total net increase (decrease)	$290,230	25,432	$12,432	1,092	$(44,678)	(3,923)	$257,984	22,601

Year ended October 31, 2014

Class 529-A	$166,975	14,811	$2,970	270	$(14,322)	(1,274)	$155,623	13,807
Class 529-B	1,607	144	21	2	(1,180)	(105)	448	41
Class 529-C	52,633	4,704	501	46	(4,939)	(441)	48,195	4,309
Class 529-E	7,931	705	127	12	(652)	(58)	7,406	659
Class 529-F-1	17,858	1,575	233	22	(2,231)	(197)	15,860	1,400
Total net increase (decrease)	$247,004	21,939	$3,852	352	$(23,324)	(2,075)	$227,532	20,216

36	American Funds College Target Date Series

College 2018 Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class 529-A	$161,353	14,551	$6,660	606	$(37,183)	(3,356)	$130,830	11,801
Class 529-B	1,239	112	35	3	(2,261)	(205)	(987)	(90)
Class 529-C	82,864	7,542	1,852	170	(15,621)	(1,424)	69,095	6,288
Class 529-E	11,752	1,063	347	32	(1,972)	(179)	10,127	916
Class 529-F-1	16,545	1,488	716	65	(2,619)	(236)	14,642	1,317
Total net increase (decrease)	$273,753	24,756	$9,610	876	$(59,656)	(5,400)	$223,707	20,232

Year ended October 31, 2014

Class 529-A	$156,138	14,418	$2,977	281	$(17,274)	(1,597)	$141,841	13,102
Class 529-B	1,936	179	26	4	(1,322)	(123)	640	60
Class 529-C	66,825	6,218	716	68	(8,317)	(775)	59,224	5,511
Class 529-E	11,182	1,036	135	12	(1,180)	(109)	10,137	939
Class 529-F-1	18,011	1,650	273	26	(1,652)	(150)	16,632	1,526
Total net increase (decrease)	$254,092	23,501	$4,127	391	$(29,745)	(2,754)	$228,474	21,138

College Enrollment Fund

	Sales[1]		Issued in connection with the merger of College 2015 Fund		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class 529-A	$48,875	4,806	$195,136	19,671	$446		45		$(47,619)	(4,779)	$196,838	19,743
Class 529-B	443	44	1,709	173	—	[3]	—	[3]	(952)	(96)	1,200	121
Class 529-C	23,727	2,347	96,055	9,742	38		4		(24,303)	(2,455)	95,517	9,638
Class 529-E	3,042	299	14,070	1,421	27		3		(3,479)	(350)	13,660	1,373
Class 529-F-1	6,322	617	30,332	3,052	99		10		(6,888)	(689)	29,865	2,990
Total net increase (decrease)	$82,409	8,113	$337,302	34,059	$610		62		$(83,241)	(8,369)	337,080	33,865

Year ended October 31, 2014

Class 529-A	$25,660	2,589			$256		26		$(16,219)	(1,638)	$9,697	977
Class 529-B	467	48			—		—	[3]	(471)	(48)	(4)	—	[3]
Class 529-C	10,556	1,071			14		2		(9,141)	(929)	1,429	144
Class 529-E	1,744	176			16		2		(1,130)	(114)	630	64
Class 529-F-1	5,683	570			54		5		(2,657)	(268)	3,080	307
Total net increase (decrease)	$44,110	4,454			$340		35		$(29,618)	(2,997)	14,832	1,492

[1]	Includes exchanges between share classes of the fund.
[2]	Commencement of operations.
[3]	Amount less than one thousand.

American Funds College Target Date Series	37

Financial highlights

College 2033 Fund

		Loss from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers[4]		Ratio of expenses to average net assets after reimbursements/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class 529-A:
10/31/15[6,7]	$10.00	$.08	$(.19)	$(.11)	$—	$9.89	(1.10)%[8]	$40.62%[9]				.48%[9]		.89%[9]		1.33%[9]
Class 529-B:
10/31/15[6,7]	10.00	.08	(.18)	(.10)	—	9.90	(1.00)[8]	—	[10]	.59	[9]	.40	[9]	.81	[9]	1.39	[9]
Class 529-C:
10/31/15[6,7]	10.00	.04	(.19)	(.15)	—	9.85	(1.50)[8]	9		1.36	[9]	1.21	[9]	1.62	[9]	.66	[9]
Class 529-E:
10/31/15[6,7]	10.00	.06	(.18)	(.12)	—	9.88	(1.20)[8]	1.80			[9]	.68	[9]	1.09	[9]	.95	[9]
Class 529-F-1:
10/31/15[6,7]	10.00	.09	(.18)	(.09)	—	9.91	(.90) [8]	4.38			[9]	.22	[9]	.63	[9]	1.55	[9]

38	American Funds College Target Date Series

College 2030 Fund

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		expenses to average net assets before reimburse- ments/ waivers[4]		expenses to average net assets after reimburse- ments/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class 529-A:
10/31/15	$12.94	$.20	$(.12)	$.08	$(.17)	$(.15)	$(.32)	$12.70	.68%	$454		.50%		.40%		.79%		1.55%
10/31/14	11.96	.19	.94	1.13	(.14)	(.01)	(.15)	12.94	9.47	274		.49		.39		.79		1.54
10/31/13	9.79	.18	2.07	2.25	(.08)	—	(.08)	11.96	23.14	110		.49		.39		.80		1.59
10/31/12[6,11]	10.00	— [12]	(.21)	(.21)	—	—	—	9.79	(2.10)[8]	5		.19	[8]	.08	[8]	.49	[8]	(.02)[8]
Class 529-B:
10/31/15	12.83	.09	(.11)	(.02)	(.04)	(.15)	(.19)	12.62	(.14)	—	[10]	1.31		1.21		1.60		.74
10/31/14	11.89	.10	.92	1.02	(.07)	(.01)	(.08)	12.83	8.53	—	[10]	1.33		1.23		1.63		.78
10/31/13	9.79	.09	2.07	2.16	(.06)	—	(.06)	11.89	22.26	—	[10]	1.34		1.24		1.65		.80
10/31/12[6,11]	10.00	(.01)	(.20)	(.21)	—	—	—	9.79	(2.10)[8]	—	[10]	.28	[8]	.19	[8]	.60	[8]	(.13)[8]
Class 529-C:
10/31/15	12.79	.09	(.10)	(.01)	(.10)	(.15)	(.25)	12.53	(.08)	97		1.32		1.22		1.61		.71
10/31/14	11.87	.09	.92	1.01	(.08)	(.01)	(.09)	12.79	8.51	56		1.34		1.24		1.64		.70
10/31/13	9.79	.08	2.07	2.15	(.07)	—	(.07)	11.87	22.24	23		1.35		1.25		1.66		.75
10/31/12[6,11]	10.00	(.01)	(.20)	(.21)	—	—	—	9.79	(2.10)[8]	1		.26	[8]	.17	[8]	.58	[8]	(.13)[8]
Class 529-E:
10/31/15	12.89	.16	(.12)	.04	(.14)	(.15)	(.29)	12.64	.36	15		.79		.69		1.08		1.25
10/31/14	11.93	.15	.94	1.09	(.12)	(.01)	(.13)	12.89	9.16	9		.81		.71		1.11		1.23
10/31/13	9.79	.14	2.08	2.22	(.08)	—	(.08)	11.93	22.78	4		.82		.72		1.13		1.25
10/31/12[6,11]	10.00	(.01)	(.20)	(.21)	—	—	—	9.79	(2.10)[8]	—	[10]	.21	[8]	.10	[8]	.51	[8]	(.07)[8]
Class 529-F-1:
10/31/15	12.98	.22	(.11)	.11	(.19)	(.15)	(.34)	12.75	.87	28		.32		.22		.61		1.72
10/31/14	11.98	.21	.95	1.16	(.15)	(.01)	(.16)	12.98	9.70	17		.34		.24		.64		1.69
10/31/13	9.79	.20	2.07	2.27	(.08)	—	(.08)	11.98	23.39	8		.35		.25		.66		1.80
10/31/12[6,11]	10.00	— [12]	(.21)	(.21)	—	—	—	9.79	(2.10)[8]	—	[10]	.17	[8]	.06	[8]	.47	[8]	.01 [8]

See page 45 for footnotes.

American Funds College Target Date Series	39

Financial highlights (continued)

College 2027 Fund

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments/ waivers[4]		Ratio of expenses to average net assets after reimburse- ments/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class 529-A:
10/31/15	$12.54	$.20		$(.14)	$.06	$(.17)	$(.17)	$(.34)	$12.26	.53%	$379		.52%		.42%		.78%		1.65%
10/31/14	11.64	.19		.85	1.04	(.13)	(.01)	(.14)	12.54	8.99	249		.51		.41		.79		1.56
10/31/13	9.82	.16		1.75	1.91	(.09)	—	(.09)	11.64	19.58	124		.52		.42		.82		1.51
10/31/12[6,11]	10.00	—	[12]	(.18)	(.18)	—	—	—	9.82	(1.80)[8]	11		.14	[8]	.08	[8]	.49	[8]	.01 [8]
Class 529-B:
10/31/15	12.42	.11		(.15)	(04)	(.07)	(.17)	(.24)	12.14	(.27)	1		1.31		1.21		1.57		.87
10/31/14	11.55	.09		.85	.94	(.06)	(.01)	(.07)	12.42	8.12	1		1.33		1.23		1.61		.76
10/31/13	9.82	.08		1.72	1.80	(.07)	—	(.07)	11.55	18.59	1		1.35		1.24		1.64		.73
10/31/12[6,11]	10.00	—	[12]	(.18)	(.18)	—	—	—	9.82	(1.80)[8]	—	[10]	.23	[8]	.17	[8]	.58	[8]	(.04)[8]
Class 529-C:
10/31/15	12.40	.10		(.14)	(.04)	(.09)	(.17)	(.26)	12.10	(.26)	96		1.32		1.22		1.58		.85
10/31/14	11.55	.09		.84	.93	(.07)	(.01)	(.08)	12.40	8.08	61		1.34		1.24		1.62		.73
10/31/13	9.82	.07		1.74	1.81	(.08)	—	(.08)	11.55	18.53	30		1.35		1.25		1.65		.69
10/31/12[6,11]	10.00	(.01)		(.17)	(.18)	—	—	—	9.82	(1.80)[8]	3		.23	[8]	.17	[8]	.58	[8]	(.09)[8]
Class 529-E:
10/31/15	12.48	.17		(.15)	.02	(.14)	(.17)	(.31)	12.19	.23	14		.79		.69		1.05		1.39
10/31/14	11.61	.15		.85	1.00	(.12)	(.01)	(.13)	12.48	8.70	9		.81		.71		1.09		1.25
10/31/13	9.82	.13		1.74	1.87	(.08)	—	(.08)	11.61	19.24	4		.82		.72		1.12		1.15
10/31/12[6,11]	10.00	—	[12]	(.18)	(.18)	—	—	—	9.82	(1.80)[8]	—	[10]	.19	[8]	.10	[8]	.51	[8]	(.02)[8]
Class 529-F-1:
10/31/15	12.58	.23		(.14)	.09	(.19)	(.17)	(.36)	12.31	.76	28		.32		.22		.58		1.85
10/31/14	11.66	.21		.85	1.06	(.13)	(.01)	(.14)	12.58	9.20	16		.34		.24		.62		1.73
10/31/13	9.83	.18		1.74	1.92	(.09)	—	(.09)	11.66	19.70	9		.35		.25		.65		1.66
10/31/12[6,11]	10.00	—	[12]	(.17)	(.17)	—	—	—	9.83	(1.70)[8]	—	[10]	.11	[8]	.05	[8]	.46	[8]	.01 [8]

40	American Funds College Target Date Series

College 2024 Fund

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments/ waivers[4]		Ratio of expenses to average net assets after reimburse- ments/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class 529-A:
10/31/15	$12.11	$.21		$(.18)	$.03	$(.17)	$(.16)	$(.33)	$11.81	.25%	$484		.53%		.43%		.76%		1.76%
10/31/14	11.29	.20		.77	.97	(.14)	(.01)	(.15)	12.11	8.68	325		.53		.43		.79		1.71
10/31/13	9.88	.18		1.31	1.49	(.08)	—	(.08)	11.29	15.28	168		.53		.43		.81		1.72
10/31/12[6,11]	10.00	.01		(.13)	(.12)	—	—	—	9.88	(1.20)[8]	16		.13	[8]	.08	[8]	.46	[8]	.07	[8]
Class 529-B:
10/31/15	12.00	.11		(.19)	(08)	(.07)	(.16)	(.23)	11.69	(.67)	3		1.31		1.21		1.54		.95
10/31/14	11.20	.11		.77	.88	(.07)	(.01)	(.08)	12.00	7.91	4		1.33		1.23		1.59		.91
10/31/13	9.87	.10		1.30	1.40	(.07)	—	(.07)	11.20	14.34	3		1.34		1.24		1.62		.92
10/31/12[6,11]	10.00	—	[12]	(.13)	(.13)	—	—	—	9.87	(1.30)[8]	—	[10]	.23	[8]	.18	[8]	.56	[8]	(04)[8]
Class 529-C:
10/31/15	11.98	.11		(.17)	(.06)	(.10)	(.16)	(.26)	11.66	(.54)	126		1.32		1.22		1.55		.97
10/31/14	11.20	.10		.77	.87	(.08)	(.01)	(.09)	11.98	7.82	81		1.33		1.23		1.59		.89
10/31/13	9.87	.09		1.31	1.40	(.07)	—	(.07)	11.20	14.25	39		1.35		1.24		1.62		.89
10/31/12[6,11]	10.00	—	[12]	(.13)	(.13)	—	—	—	9.87	(1.30)[8]	4		.22	[8]	.17	[8]	.55	[8]	(02)[8]
Class 529-E:
10/31/15	12.07	.18		(.19)	(.01)	(.14)	(.16)	(.30)	11.76	(.08)	22		.79		.69		1.02		1.50
10/31/14	11.26	.17		.77	.94	(.12)	(.01)	(.13)	12.07	8.40	16		.81		.71		1.07		1.43
10/31/13	9.87	.15		1.31	1.46	(.07)	—	(.07)	11.26	14.94	8		.82		.72		1.10		1.42
10/31/12[6,11]	10.00	—	[12]	(.13)	(.13)	—	—	—	9.87	(1.30)[8]	1		.15	[8]	.10	[8]	.48	[8]	.03	[8]
Class 529-F-1:
10/31/15	12.15	.23		(.18)	.05	(.19)	(.16)	(.35)	11.85	.41	36		.32		.22		.55		1.97
10/31/14	11.31	.22		.78	1.00	(.15)	(.01)	(.16)	12.15	8.96	25		.34		.24		.60		1.89
10/31/13	9.88	.20		1.31	1.51	(.08)	—	(.08)	11.31	15.41	12		.35		.25		.63		1.91
10/31/12[6,11]	10.00	.01		(.13)	(.12)	—	—	—	9.88	(1.20)[8]	—	[10]	.11	[8]	.05	[8]	.43	[8]	.06	[8]

See page 45 for footnotes.

American Funds College Target Date Series	41

Financial highlights (continued)

College 2021 Fund

		Income (loss) from investment operations[1]				Dividends and distributions								Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		expenses to average net assets before reimburse- ments/ waivers[4]		expenses to average net assets after reimburse- ments/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class 529-A:
10/31/15	$11.61	$.21		$(.11)	$.10	$(.19)	$(.08)		$(.27)	$11.44	.87%	$531		.53%		.43%		.71%		1.80%
10/31/14	10.99	.21		.56	.77	(.15)	—	[12]	(.15)	11.61	7.08	370		.53		.43		.73		1.82
10/31/13	9.93	.19		.93	1.12	(.06)	—		(.06)	10.99	11.40	198		.56		.45		.81		1.83
10/31/12[6,11]	10.00	.01		(.08)	(.07)	—	—		—	9.93	(.70)[8]	21		.12	[8]	.08	[8]	.46	[8]	.12	[8]
Class 529-B:
10/31/15	11.51	.11		(.11)	—	(.08)	(.08)		(.16)	11.35	.05	3		1.31		1.21		1.49		1.01
10/31/14	10.91	.12		.55	.67	(.07)	—	[12]	(.07)	11.51	6.26	3		1.33		1.23		1.53		1.05
10/31/13	9.92	.11		.93	1.04	(.05)	—		(.05)	10.91	10.53	3		1.34		1.24		1.60		1.04
10/31/12[6,11]	10.00	—	[12]	(.08)	(.08)	—	—		—	9.92	(.80)[8]	—	[10]	.22	[8]	.18	[8]	.56	[8]	.02	[8]
Class 529-C:
10/31/15	11.49	.12		(.11)	.01	(.12)	(.08)		(.20)	11.30	.09	167		1.32		1.22		1.50		1.02
10/31/14	10.90	.11		.57	.68	(.09)	—	[12]	(.09)	11.49	6.29	106		1.33		1.23		1.53		1.02
10/31/13	9.93	.11		.91	1.02	(.05)	—		(.05)	10.90	10.37	53		1.35		1.24		1.60		1.04
10/31/12[6,11]	10.00	—	[12]	(.07)	(.07)	—	—		—	9.93	(.70)[8]	6		.21	[8]	.17	[8]	.55	[8]	.03	[8]
Class 529-E:
10/31/15	11.57	.18		(.12)	.06	(.16)	(.08)		(.24)	11.39	.55	26		.79		.69		.97		1.55
10/31/14	10.96	.18		.56	.74	(.13)	—	[12]	(.13)	11.57	6.83	18		.81		.71		1.01		1.55
10/31/13	9.93	.16		.93	1.09	(.06)	—		(.06)	10.96	11.06	9		.82		.71		1.07		1.56
10/31/12[6,11]	10.00	.01		(.08)	(.07)	—	—		—	9.93	(.70)[8]	1		.15	[8]	.10	[8]	.48	[8]	.10	[8]
Class 529-F-1:
10/31/15	11.64	.23		(.11)	.12	(.21)	(.08)		(.29)	11.47	1.05	50		.32		.22		.50		2.01
10/31/14	11.01	.23		.56	.79	(.16)	—	[12]	(.16)	11.64	7.32	31		.33		.23		.53		2.00
10/31/13	9.94	.22		.92	1.14	(.07)	—		(.07)	11.01	11.53	14		.35		.24		.60		2.05
10/31/12[6,11]	10.00	.01		(.07)	(.06)	—	—		—	9.94	(.60)[8]	—	[10]	.10	[8]	.05	[8]	.43	[8]	.11	[8]

42	American Funds College Target Date Series

College 2018 Fund

		Income (loss) from investment operations[1]				Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before reimburse- ments/ waivers[4]		expenses to average net assets after reimburse- ments/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income to average net assets[3]
Class 529-A:
10/31/15	$11.12	$.17		$.05	$.22	$(.18)	$(.03)		$(.21)	$11.13	1.92%	$478	.55%		.45%		.74%		1.52%
10/31/14	10.65	.18		.44	.62	(.15)	—	[12]	(.15)	11.12	5.91	346	.55		.45		.75		1.70
10/31/13	9.98	.20		.53	.73	(.06)	—		(.06)	10.65	7.33	192	.57		.47		.76		1.91
10/31/12[6,11]	10.00	.01		(.03)	(.02)	—	—		—	9.98	(.20)[8]	23	.13	[8]	.08	[8]	.38	[8]	.10	[8]
Class 529-B:
10/31/15	11.02	.08		.05	.13	(.08)	(.03)		(.11)	11.04	1.17	3	1.31		1.21		1.50		.76
10/31/14	10.57	.10		.44	.54	(.09)	—	[12]	(.09)	11.02	5.14	4	1.33		1.23		1.53		.95
10/31/13	9.97	.12		.52	.64	(.04)	—		(.04)	10.57	6.46	3	1.34		1.24		1.53		1.13
10/31/12[6,11]	10.00	—	[12]	(.03)	(.03)	—	—		—	9.97	(.30)[8]	1	.22	[8]	.18	[8]	.48	[8]	.02	[8]
Class 529-C:
10/31/15	11.01	.08		.05	.13	(.11)	(.03)		(.14)	11.00	1.16	205	1.32		1.22		1.51		.74
10/31/14	10.57	.10		.43	.53	(.09)	—	[12]	(.09)	11.01	5.11	136	1.33		1.23		1.53		.92
10/31/13	9.97	.12		.53	.65	(.05)	—		(.05)	10.57	6.53	72	1.35		1.24		1.53		1.14
10/31/12[6,11]	10.00	—	[12]	(.03)	(.03)	—	—		—	9.97	(.30)[8]	6	.22	[8]	.17	[8]	.47	[8]	—	[8,13]
Class 529-E:
10/31/15	11.09	.14		.05	.19	(.16)	(.03)		(.19)	11.09	1.65	30	.79		.69		.98		1.27
10/31/14	10.62	.16		.44	.60	(.13)	—	[12]	(.13)	11.09	5.75	20	.81		.71		1.01		1.44
10/31/13	9.98	.17		.52	.69	(.05)	—		(.05)	10.62	6.98	9	.82		.72		1.01		1.62
10/31/12[6,11]	10.00	.01		(.03)	(.02)	—	—		—	9.98	(.20)[8]	2	.14	[8]	.10	[8]	.40	[8]	.05	[8]
Class 529-F-1:
10/31/15	11.15	.19		.06	.25	(.20)	(.03)		(.23)	11.17	2.21	48	.32		.22		.51		1.74
10/31/14	10.67	.21		.44	.65	(.17)	—	[12]	(.17)	11.15	6.16	34	.33		.23		.53		1.92
10/31/13	9.98	.22		.53	.75	(.06)	—		(.06)	10.67	7.56	16	.35		.24		.53		2.15
10/31/12[6,11]	10.00	.01		(.03)	(.02)	—	—		—	9.98	(.20)[8]	1	.10	[8]	.05	[8]	.35	[8]	.10	[8]

See page 45 for footnotes.

American Funds College Target Date Series	43

Financial highlights (continued)

College Enrollment Fund

		Income (loss) from investment operations[1]					Dividends and distributions							Ratio of		Ratio of
Period ended	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		expenses to average net assets before reimburse- ments/ waivers[4]		expenses to average net assets after reimburse- ments/ waivers[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class 529-A:
10/31/15	$9.99	$.10		$.03		$.13	$(.09)	$(.01)	$(.10)	$10.02	1.24%	$246		.57%		.47%		.78%		1.02%
10/31/14	9.91	.07		.08		.15	(.06)	(.01)	(.07)	9.99	1.52	48		.61		.50		.83		.70
10/31/13	10.01	.07		(.14)		(.07)	(.03)	—	(.03)	9.91	(.67)	38		.62		.51		.82		.70
10/31/12[6,11]	10.00	.01		—	[12]	.01	—	—	—	10.01	.10 [8]	6		.15	[8]	.08	[8]	.41	[8]	.09 [8]
Class 529-B:
10/31/15	9.91	.03		.02		.05	— [12]	(.01)	(.01)	9.95	.50	2		1.31		1.21		1.52		.27
10/31/14	9.85	—	[12]	.07		.07	— [12]	(.01)	(.01)	9.91	.69	1		1.35		1.24		1.57		(.03)
10/31/13	10.00	—	[12]	(.13)		(.13)	(.02)	—	(.02)	9.85	(1.32)	1		1.37		1.26		1.57		(.04)
10/31/12[6,11]	10.00	—	[12]	—	[12]	— [12]	—	—	—	10.00	— [8,13]	—	[10]	.26	[8]	.18	[8]	.51	[8]	(.02)[8]
Class 529-C:
10/31/15	9.91	.03		.02		.05	(.01)	(.01)	(.02)	9.94	.48	117		1.32		1.22		1.53		.27
10/31/14	9.85	—	[12]	.07		.07	— [12]	(.01)	(.01)	9.91	.68	22		1.36		1.25		1.58		(.05)
10/31/13	10.00	—	[12]	(.13)		(.13)	(.02)	—	(.02)	9.85	(1.28)	20		1.37		1.26		1.57		(.04)
10/31/12[6,11]	10.00	—	[12]	—	[12]	— [12]	—	—	—	10.00	— [8,13]	4		.23	[8]	.17	[8]	.50	[8]	— [8,13]
Class 529-E:
10/31/15	9.96	.08		.03		.11	(.07)	(.01)	(.08)	9.99	1.04	17		.79		.69		1.00		.79
10/31/14	9.90	.05		.07		.12	(.05)	(.01)	(.06)	9.96	1.17	3		.84		.73		1.06		.48
10/31/13	10.01	.05		(.13)		(.08)	(.03)	—	(.03)	9.90	(.74)	3		.84		.73		1.04		.48
10/31/12[6,11]	10.00	.01		—	[12]	.01	—	—	—	10.01	.10 [8]	1		.16	[8]	.10	[8]	.43	[8]	.07 [8]
Class 529-F-1:
10/31/15	10.02	.13		.02		.15	(.11)	(.01)	(.12)	10.05	1.47	39		.32		.22		.53		1.25
10/31/14	9.94	.09		.08		.17	(.08)	(.01)	(.09)	10.02	1.74	9		.36		.25		.58		.94
10/31/13	10.01	.09		(.12)		(.03)	(.04)	—	(.04)	9.94	(.34)	6		.37		.27		.58		.95
10/31/12[6,11]	10.00	.01		—	[12]	.01	—	—	—	10.01	.10 [8]	1		.12	[8]	.05	[8]	.38	[8]	.12 [8]

44	American Funds College Target Date Series

	Period ended October 31
Portfolio turnover rate for all share classes	2015		2014		2013		2012	[6,8,11]
College 2033 Fund	—%[7,8,14]
College 2030 Fund	—	[14]	—%[14]		—%[14]		—%[14]
College 2027 Fund	10		—	[14]	—	[14]	—	[14]
College 2024 Fund	20		—	[14]	—	[14]	—	[14]
College 2021 Fund	25		—	[14]	—	[14]	—	[14]
College 2018 Fund	13		—	[14]	—	[14]	—	[14]
College Enrollment Fund	15		13		8		—	[14]

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. During some of the periods shown, CRMC also reimbursed other fees and expenses.
[4]	This column does not include expenses of the underlying funds in which each fund invests.
[5]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See pages 47 to 50 for further information regarding fees and expenses.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	For the period March 27, 2015, commencement of operations, through October 31, 2015.
[8]	Not annualized.
[9]	Annualized.
[10]	Amount less than $1 million.
[11]	For the period September 14, 2012, commencement of operations, through October 31, 2012.
[12]	Amount less than $.01.
[13]	Amount less than .01%.
[14]	Amount is either less than 1% or there is no turnover.

See Notes to Financial Statements

American Funds College Target Date Series	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the American Funds College Target Date Series:

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of the American Funds College Target Date Series comprising the American Funds College 2033 Fund, American Funds College 2030 Fund, American Funds College 2027 Fund, American Funds College 2024 Fund, American Funds College 2021 Fund, American Funds College 2018 Fund, and American Funds College Enrollment Fund (the “Series”) as of October 31, 2015, and the related statements of operations for the year then ended (as to American Funds College 2033 Fund, for the period March 27, 2015 (commencement of operations) through October 31, 2015), the statements of changes in net assets for each of the two years in the period then ended (as to American Funds College 2033 Fund, for the period March 27, 2015 (commencement of operations) through October 31, 2015), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and transfer agent; where replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the American Funds College Target Date Series as of October 31, 2015, the results of their operations for the year then ended (as to American Funds College 2033 Fund, for the period March 27, 2015 (commencement of operations) through October 31, 2015), the changes in their net assets for each of the two years in the period then ended (as to American Funds College 2033 Fund, for the period March 27, 2015 (commencement of operations) through October 31, 2015), and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 11, 2015

46	American Funds College Target Date Series

Expense example	unaudited

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2015, through October 31, 2015).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Note:

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds College Target Date Series	47

College 2033 Fund

	Beginning account value 5/1/2015	Ending account value 10/31/2015	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Class 529-A – actual return	$1,000.00	$969.61	$2.38	.48%	$4.42	.89%
Class 529-A – assumed 5% return	1,000.00	1,022.79	2.45	.48	4.53	.89
Class 529-B – actual return	1,000.00	969.64	2.18	.44	4.22	.85
Class 529-B – assumed 5% return	1,000.00	1,022.99	2.24	.44	4.33	.85
Class 529-C – actual return	1,000.00	965.68	6.04	1.22	8.08	1.63
Class 529-C – assumed 5% return	1,000.00	1,019.06	6.21	1.22	8.29	1.63
Class 529-E – actual return	1,000.00	968.63	3.37	.68	5.41	1.09
Class 529-E – assumed 5% return	1,000.00	1,021.78	3.47	.68	5.55	1.09
Class 529-F-1 – actual return	1,000.00	970.62	1.09	.22	3.13	.63
Class 529-F-1 – assumed 5% return	1,000.00	1,024.10	1.12	.22	3.21	.63

College 2030 Fund

	Beginning account value 5/1/2015	Ending account value 10/31/2015	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Class 529-A – actual return	$1,000.00	$976.92	$1.89	.38%	$3.84	.77%
Class 529-A – assumed 5% return	1,000.00	1,023.29	1.94	.38	3.92	.77
Class 529-B – actual return	1,000.00	973.01	5.97	1.20	7.91	1.59
Class 529-B – assumed 5% return	1,000.00	1,019.16	6.11	1.20	8.08	1.59
Class 529-C – actual return	1,000.00	973.58	6.02	1.21	7.96	1.60
Class 529-C – assumed 5% return	1,000.00	1,019.11	6.16	1.21	8.13	1.60
Class 529-E – actual return	1,000.00	976.06	3.39	.68	5.33	1.07
Class 529-E – assumed 5% return	1,000.00	1,021.78	3.47	.68	5.45	1.07
Class 529-F-1 – actual return	1,000.00	978.51	1.05	.21	2.99	.60
Class 529-F-1 – assumed 5% return	1,000.00	1,024.15	1.07	.21	3.06	.60

College 2027 Fund

	Beginning account value 5/1/2015	Ending account value 10/31/2015	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Class 529-A – actual return	$1,000.00	$980.80	$2.05	.41%	$3.84	.77%
Class 529-A – assumed 5% return	1,000.00	1,023.14	2.09	.41	3.92	.77
Class 529-B – actual return	1,000.00	976.68	5.98	1.20	7.77	1.56
Class 529-B – assumed 5% return	1,000.00	1,019.16	6.11	1.20	7.93	1.56
Class 529-C – actual return	1,000.00	976.59	6.03	1.21	7.82	1.57
Class 529-C – assumed 5% return	1,000.00	1,019.11	6.16	1.21	7.98	1.57
Class 529-E – actual return	1,000.00	979.91	3.39	.68	5.19	1.04
Class 529-E – assumed 5% return	1,000.00	1,021.78	3.47	.68	5.30	1.04
Class 529-F-1 – actual return	1,000.00	982.44	1.05	.21	2.85	.57
Class 529-F-1 – assumed 5% return	1,000.00	1,024.15	1.07	.21	2.91	.57

48	American Funds College Target Date Series

College 2024 Fund

	Beginning account value 5/1/2015	Ending account value 10/31/2015	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Class 529-A – actual return	$1,000.00	$984.16	$1.85	.37%	$3.50	.70%
Class 529-A – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.57	.70
Class 529-B – actual return	1,000.00	979.88	6.64	1.33	8.28	1.66
Class 529-B – assumed 5% return	1,000.00	1,018.50	6.77	1.33	8.44	1.66
Class 529-C – actual return	1,000.00	980.65	4.54	.91	6.19	1.24
Class 529-C – assumed 5% return	1,000.00	1,020.62	4.63	.91	6.31	1.24
Class 529-E – actual return	1,000.00	982.45	2.90	.58	4.55	.91
Class 529-E – assumed 5% return	1,000.00	1,022.28	2.96	.58	4.63	.91
Class 529-F-1 – actual return	1,000.00	985.04	.80	.16	2.45	.49
Class 529-F-1 – assumed 5% return	1,000.00	1,024.40	.82	.16	2.50	.49

College 2021 Fund

	Beginning account value 5/1/2015	Ending account value 10/31/2015	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Class 529-A – actual return	$1,000.00	$993.06	$2.11	.42%	$3.52	.70%
Class 529-A – assumed 5% return	1,000.00	1,023.09	2.14	.42	3.57	.70
Class 529-B – actual return	1,000.00	988.68	5.96	1.19	7.37	1.47
Class 529-B – assumed 5% return	1,000.00	1,019.21	6.06	1.19	7.48	1.47
Class 529-C – actual return	1,000.00	989.50	6.07	1.21	7.47	1.49
Class 529-C – assumed 5% return	1,000.00	1,019.11	6.16	1.21	7.58	1.49
Class 529-E – actual return	1,000.00	991.29	3.41	.68	4.82	.96
Class 529-E – assumed 5% return	1,000.00	1,021.78	3.47	.68	4.89	.96
Class 529-F-1 – actual return	1,000.00	993.93	1.06	.21	2.46	.49
Class 529-F-1 – assumed 5% return	1,000.00	1,024.15	1.07	.21	2.50	.49

College 2018 Fund

	Beginning account value 5/1/2015	Ending account value 10/31/2015	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Class 529-A – actual return	$1,000.00	$999.11	$2.22	.44%	$3.68	.73%
Class 529-A – assumed 5% return	1,000.00	1,022.99	2.24	.44	3.72	.73
Class 529-B – actual return	1,000.00	995.49	5.99	1.19	7.44	1.48
Class 529-B – assumed 5% return	1,000.00	1,019.21	6.06	1.19	7.53	1.48
Class 529-C – actual return	1,000.00	996.38	6.09	1.21	7.55	1.50
Class 529-C – assumed 5% return	1,000.00	1,019.11	6.16	1.21	7.63	1.50
Class 529-E – actual return	1,000.00	998.20	3.42	.68	4.89	.97
Class 529-E – assumed 5% return	1,000.00	1,021.78	3.47	.68	4.94	.97
Class 529-F-1 – actual return	1,000.00	1,000.90	1.06	.21	2.52	.50
Class 529-F-1 – assumed 5% return	1,000.00	1,024.15	1.07	.21	2.55	.50

See page 50 for footnotes.

American Funds College Target Date Series	49

College Enrollment Fund

	Beginning account value 5/1/2015	Ending account value 10/31/2015	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Class 529-A – actual return	$1,000.00	$1,003.00	$2.32	.46%	$3.89	.77%
Class 529-A – assumed 5% return	1,000.00	1,022.89	2.35	.46	3.92	.77
Class 529-B – actual return	1,000.00	999.00	6.00	1.19	7.56	1.50
Class 529-B – assumed 5% return	1,000.00	1,019.21	6.06	1.19	7.63	1.50
Class 529-C – actual return	1,000.00	1,000.00	6.10	1.21	7.66	1.52
Class 529-C – assumed 5% return	1,000.00	1,019.11	6.16	1.21	7.73	1.52
Class 529-E – actual return	1,000.00	1,002.01	3.43	.68	5.00	.99
Class 529-E – assumed 5% return	1,000.00	1,021.78	3.47	.68	5.04	.99
Class 529-F-1 – actual return	1,000.00	1,004.00	1.06	.21	2.63	.52
Class 529-F-1 – assumed 5% return	1,000.00	1,024.15	1.07	.21	2.65	.52

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests. The annualized weighted average expense ratio of the underlying funds for the period reflects the net actual expense ratio of each underlying fund for the period, annualized and weighted for the fund’s relative average investment therein during the period.

Tax Information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The series hereby designates the following amounts for the year ended October 31, 2015:

	College	College	College	College	College	College	College
	2033 Fund	2030 Fund	2027 Fund	2024 Fund	2021 Fund	2018 Fund	Enrollment Fund
Long-term capital gains	—	$4,749,000	$5,060,000	$6,330,000	$4,085,000	$1,302,000	$8,000

50	American Funds College Target Date Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	79	None
James G. Ellis, 1947	2012	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	79	Mercury General Corporation
Leonard R. Fuller, 1946	2012	Private investor; former President and CEO, Fuller Consulting (financial management consulting firm)	79	None
Mary Davis Holt, 1950	2015	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting firm); former COO, Time Life Inc. (1993–2003)	76	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2012	Private investor	81	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958	2012	Dean and Professor, Columbia University, School of International and Public Affairs	78	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2012	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	75	None
Frank M. Sanchez, 1943	2012	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	75	None
Margaret Spellings, 1957	2012	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	79	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2012	President and University Professor, The University of Tulsa	78	None

Interested trustee4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Bradley J. Vogt, 1965 Vice Chairman of the Board	2012	Chairman, Capital Research Company;[6] Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	18	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 52 for footnotes.

American Funds College Target Date Series	51

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Walter R. Burkley, 1966 President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Gregory W. Wendt, 1961 Executive Vice President	2012	Partner — Capital Research Global Investors, Capital Research and Management Company
Alan N. Berro, 1960 Senior Vice President	2012	Partner — Capital World Investors, Capital Research and Management Company
Joanna F. Jonsson, 1963 Senior Vice President	2014	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	2012	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Wesley K.-S. Phoa, 1966 Senior Vice President	2012	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
		Vice President, Capital Strategy Research, Inc.[6]
John H. Smet, 1956 Senior Vice President	2012	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Andrew B. Suzman, 1967 Senior Vice President	2012	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.;[6] Director, The Capital Group Companies, Inc.[6]
Maria T. Manotok, 1974 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a director who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

52	American Funds College Target Date Series

Office of the series

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue,
Twenty-second Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“Proxy Voting Guidelines for American Funds College Target Date Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Visit the American Funds website for more information on the securities held by the underlying funds in the American Funds College Target Date Series portfolios.

American Funds College Target Date Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds College Target Date Series, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

American Funds College Target Date Series	53

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

Lit No. MFGEARX-800-1215C Litho in USA CGD/UNL/10239-S47440

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$51,000
2015	$54,000

b) Audit-Related Fees:
2014	None
2015	$1,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	None
2015	$15,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$1,028,000
2015	$1,143,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$33,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,417,000 for fiscal year 2014 and $1,439,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS COLLEGE TARGET DATE SERIES

By __/s/ Walter R. Burkley________________
Walter R. Burkley, President and Principal Executive Officer

Date: December 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, President and Principal Executive Officer

Date: December 31, 2015

By __/s/ Gregory F. Niland________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 31, 2015